UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

LECROY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26634	13-2507777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Chestnut Ridge Road Chestnut Ridge, New York		10977
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 425-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

Section 2. Financial Information

Item 2.02 Results of Operations and Financial Condition

On January 9, 2012, LeCroy Corporation (“LeCroy” or the “Company”) issued a press release announcing its preliminary results for the second fiscal quarter of 2012 ended December 31, 2011. This preliminary financial information reflects the extent of the Company’s most current understanding of the financial results; detailed GAAP to non-GAAP reconciliation will be provided in the Company’s second-quarter financial results press release later this month. The financial information provided on the Form 8-K has not yet been reviewed by the Company’s independent registered public accountants and is subject to that review and change before filing on our Form 10-Q.

A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

LeCroy management will be presenting at the following three investor conferences in New York City during January 2012:

January 9: Sidoti & Company Semi-Annual Micro Cap Conference

January 10: 14th Annual Needham Growth Conference

January 11: 12th Annual CJS Securities “New Ideas for the New Year” Investor Conference

LeCroy will webcast its live presentation from the Needham Growth Conference on Tuesday, January 10 at 10:00 a.m. ET. A replay of the webcast will be available on the Company’s website for approximately 90 days. To access the live and archived webcast, visit the “Events Calendar” section in the “Investors” portion of LeCroy’s website: www.lecroy.com.

The information furnished in this Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events

Also included in the January 9, 2012 press release, the Company is announcing that its Board of Directors has authorized a share repurchase program of up to five (5) million shares of the Company’s common stock. Purchases under this program may be made from time-to-time, on the open market and in privately negotiated transactions. The program may be discontinued at any time at the discretion of the Company. The Company has cancelled its prior general stock repurchase program, including the program authorized on May 25, 2006.

Section 9. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated January 9, 2012

Forward-Looking Information

Certain statements in this report, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in our 2011 Annual Report on Form 10-K under Item 1A “Risk Factors.” We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECROY CORPORATION,
a Delaware corporation

Date: January 9, 2012	By:	/s/ Sean B. O’Connor
Sean B. O’Connor
Vice President, Finance
Chief Financial Officer,
Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated January 9, 2012

5